UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 8, 2021

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Boulevard, #400, Lakewood, CO 80228
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 8, 2021 (the “Effective Date”), Good Times Restaurants Inc. (the “Company”) and each of its wholly-owned subsidiaries, as guarantors, entered into a Fifth Amendment to Credit Agreement and Waiver (the “Amendment”) with respect to the Company’s Credit Agreement with Cadence Bank, N.A., as lender (“Cadence”) entered into on September 8, 2016, as amended on September 11, 2017 by the First Amendment to Credit Agreement (the “First Amendment”), as further amended on October 31, 2018 by the Second Amendment to Credit Agreement (the “Second Amendment”), as further amended on February 21, 2019 by the Third Amendment to Credit Agreement (the “Third Amendment”), and further amended on December 9, 2019 by the Fourth Amendment to Credit Amendment (the “Fourth Amendment” and, together with the First Amendment, the Second Amendment and the Third Amendment, the “Credit Agreement”).

The Amendment, among other things, modifies the Credit Agreement as follows: (a) extends the Maturity Date (as defined in the Credit Agreement) to January 31, 2023; (b) provides that the commitments of the lenders will be reduced from $11,000,000 as of the Effective Date of the Amendment to: (i) $10,000,000 on March 31, 2021; and (ii) $8,000,000 on July 1, 2021; (c) provides that the required Consolidated Leverage Ratio (as defined in the Credit Agreement) as of the end of any fiscal quarter is greater than 5.15 to 1.00; and (d) provides Cadence’s formal waiver of the event of default caused by the Company’s failure to comply with the required Consolidated Leverage Ratio then in effect for the fiscal quarter ended March 31, 2020.

The forgoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed in Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 regarding the Amendment is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1*	Fifth Amendment to Credit Agreement and Waiver, dated January 8, 2021, by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.2	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.3	Cadence Bank Security and Pledge Agreement (previously filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.4	Cadence Bank First Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017 (File No. 000-18590) and incorporated herein by reference)

10.5	Cadence Bank Second Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 2, 2018 (File No. 000-18590) and incorporated herein by reference)

10.6	Cadence Bank Third Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 10-Q filed May 10, 2019 (File No. 000-18590) and incorporated herein by reference)

10.7	Cadence Bank Fourth Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 13, 2019 (File No. 000-18590) and incorporated herein by reference)

99.1*	Press Release dated January 14, 2021

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: January 14, 2021	By:
Ryan M. Zink
Chief Executive Officer, Principal Financial Officer

EXHIBIT INDEX

Number	Description

10.1*	Fifth Amendment to Credit Agreement and Waiver, dated January 8, 2021 by and among Good Times Restaurants Inc., each of its wholly-owned subsidiaries and Cadence Bank, N.A.

10.2	Cadence Bank Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.3	Cadence Bank Security and Pledge Agreement (previously filed as Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed September 13, 2016 (File No. 000-18590) and incorporated herein by reference)

10.4	Cadence Bank First Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed September 12, 2017 (File No. 000-18590) and incorporated herein by reference)

10.5	Cadence Bank Second Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed November 2, 2018 (File No. 000-18590) and incorporated herein by reference)

10.6	Cadence Bank Third Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 10-Q filed May 10, 2019 (File No. 000-18590) and incorporated herein by reference)

10.7	Cadence Bank Fourth Amendment to Credit Agreement (previously filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 13, 2019 (File No. 000-18590) and incorporated herein by reference)

99.1*	Press Release dated January 14, 2021